©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. First Quarter 2025 Review May 2025 Exhibit 99.3

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Forward-Looking Statements and Disclaimers 2 Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, our future financial and operational performance, prospects, market size and growth opportunities, future economic conditions, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans, and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These forward-looking statements reflect our predictions, expectations, or forecasts. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to economic and market conditions, including interest rate fluctuations; our ability to retain and attract customers; our ability to expand and evolve our offerings, features, and functionalities or respond to rapid technological changes, including anticipated results of those offerings, features, and functionalities for our customers; our ability to identify and integrate strategic initiatives; our Chief Executive Officer transition and leadership plans; our ability to compete in a highly-fragmented and competitive landscape; market demand for our products and solutions; our ability to drive demand, maintain bookings momentum, increase platform wins and lending deals, and accelerate revenue growth; our ability to effectively implement, integrate, and service our customers; our ability to retain and attract product partners; the benefit to us and our customers of integrations with our product partners; our future financial performance, including, but not limited to, financial guidance for 2025 and trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; and our high levels of indebtedness; as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2024, unless otherwise indicated. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. MeridianLink uses its investor relations website (https://ir.meridianlink.com), press releases, SEC filings, public conference calls and webcasts, blog posts on its website, as well as its social media channels, such as its LinkedIn page (www.linkedin.com/company/meridianlink), X (formerly Twitter) feed (@meridianlink), and Facebook page (www.facebook.com/MeridianLink/), as a means of disclosing material information and for complying with its disclosure obligations under Regulation FD. Information contained on or accessible through the websites is not incorporated by reference into this presentation, and links for these websites are inactive textual references only. Copyright Notice: All copyrightable text and graphics, the selection, arrangement, and presentation of all materials (including information in the public domain) are ©2025 MeridianLink, Inc. All rights reserved. This presentation includes trademarks, which are protected under applicable intellectual property laws and are the property of MeridianLink, Inc. or its subsidiaries. This presentation may also contain trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink. Solely for convenience, trademarks and trade names may appear without the ® or symbols, but such references are not intended to indicate that, with respect to our intellectual property, we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 3 Q1’25 in Review • MeridianLink® announced that Larry Katz, President, will succeed Nicolaas Vlok as Chief Executive Officer effective October 1, 2025, to lead the next phase of the company’s growth • Mr. Vlok, who became Chief Executive Officer in 2019, will continue to serve on MeridianLink’s Board of Directors after the transition • Troy Coggiola joined MeridianLink as its new Chief Strategy Officer in April 2025, to elevate the Company’s growth strategies, including build, buy, and partner initiatives • MeridianLink achieved solid Q1 results including 10% Lending Software Solutions revenue growth, expanded profitability, and improved cash flow conversion • We delivered strong NRR1 of 106% for our Lending Software Solutions, our highest rate since the second quarter of 2023 • MeridianLink generated healthy bookings with an increased mix of larger deals, sustained cross-sell momentum, and accelerated demand for mortgage lending • Customers continued to use MeridianLink® One for a notable return on investment e.g., Solarity Credit Union who reduced processing time by ~1/3rd as of Q1 • We completed platform enhancements to reduce secondary account opening time by ~70% Note: We reference bookings, which is an internal operational measure of the business. Bookings is defined as the minimum annual contracted value, or ACV, of newly sold capabilities of our software-as-a-service, or SaaS, products and professional services orders, inclusive of any corresponding fees owed to Third Parties. 1 Net Retention Rate, or NRR, is calculated as the total ARR in the latest twelve-month period from the revenue-generating entities in place as of the prior-year period, expressed as a percentage of the total ARR for the prior-year period from the same cohort of entities.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 4 Q1 2025 Financial Highlights Expanding profitability and improving cash flow margin through continued macro uncertainty Adjusted EBITDA, Adjusted Gross Profit, and Free Cash Flow are non-GAAP measures. For a definition and reconciliation of non-GAAP measures, please refer to the Appendix. YoY growth represents year-over-year growth from Q1’24 to Q1’25. (1) Adj. gross profit is calculated by subtracting non-GAAP cost of revenue from net revenues. Adj. gross margin represents adj. gross profit as a percentage of revenues. (2) Adj. EBITDA margin represents adj. EBITDA as a percentage of revenues. (3) Free cash flow margin represents free cash flow as a percentage of revenues. $81.5M Total Revenue 5% YoY growth 50% Free Cash Flow Margin(3) 1,503bps YoY growth 74% Adj. Gross Margin(1) 54bps YoY growth 43% Adj. EBITDA Margin(2) 193bps YoY growth GROWTH & SCALE ATTRACTIVE MARGIN AND CASH FLOW PROFILE

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. MORTGAGE LENDING DEMAND $8B AUM bank win 90% Completed 15 mortgage lending deals UP NEARLY 90% YEAR-OVER-YEAR 5 Q1 2025 Business & Operating Highlights CROSS-SELL MOMENTUM E X I S T I N G MeridianLink Consumer credit union customer with $600M in AUM FOR A TOTAL OF 6 MODULES Socure MarketPlace Integration PLATFORM ROI Consolidated 13 different mortgage products under MeridianLink One STREAMLINE AND CENTRALIZE LENDING

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Mortgage $7 $7 $10 $7 Q1'24A Q1'25A 49%57% $17 $14 Mortgage $54 $60 $7 $7 Q1'24A Q1'25A 10%11% $61 $67 $66 $69 $9 $9 $3 $4 Q1'24A Q1'25A 85% 85% $78 $81 6 Q1 2025 Revenue Drivers Revenue by Source ($ millions) Subscription Professional Services OtherSubscription Fees Lending Software Solutions Data Verification Software Solutions MortgageNon-Mortgage MortgageNon-Mortgage Revenue by Solution Type Note: Financial data as of the three months ended March 31st, 2024 or March 31st, 2025 as noted. Subtotals may not add to totals due to rounding.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. $58 $56 $59 $59 $61 $62 $63 $64 $67 $51 $48 $52 $52 $54 $55 $56 $57 $60 Q1 2023A Q2 2023A Q3 2023A Q4 2023A Q1 2024A Q2 2024A Q3 2024A Q4 2024A Q1 2025A 7 Lending Solutions Growing High Single-Digits at Scale Lending Software Solutions Revenue Non-Mortgage Lending Software Solutions Revenue YoY Non-Mortgage Lending Software Solutions Revenue Growth¹ ($ millions) (1) YoY Growth is calculated as the quarter financial performance divided by financial performance of the same quarter in the prior year. YoY Lending Software Solutions Revenue Growth¹ 13% 1% 6% 5% 6% 14% 18% 8% 12% 8% 5% 11% 9% 7% 9% 7% 11% 10%

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. $27 $41 35% 50% Q1'24A Q1'25A 8 Expanding Profitability & FCF Through Continued Macro Uncertainty Note: For a definition and reconciliation of Adjusted Gross Profit, Adjusted EBITDA, and Free Cash Flow, please refer to the Appendix. Free Cash Flow margin represents Free Cash Flow as a percentage of revenues. Adj. EBITDAAdj. Gross Profit ($ millions)($ millions) Free Cash Flow ($ millions) $57 $60 74% 74% Q1'24A Q1'25A $217 $232 72% 73% FY2023A FY2024A $32 $35 41% 43% Q1'24A Q1'25A $113 $131 37% 41% FY2023A FY2024A $58 $70 19% 22% FY2023A FY2024A Free Cash Flow Free Cash Flow MarginAdj. EBITDA Adj. EBITDA MarginAdj. Gross Profit Adj. Gross Profit Margin

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. $9 $10 12% 12% Q1'24A Q1'25A $8 $8 10% 10% Q1'24A Q1'25A $9 $9 12% 11% Q1'24A Q1'25A $36 $41 12% 13% FY2023A FY2024A $40 $29 13% 9% FY2023A FY2024A $32 $36 10% 11% FY2023A FY2024A 9 Solid Foundation in Place for Scaling Non-GAAP Research & DevelopmentNon-GAAP Sales & Marketing ($ millions)($ millions) S&M of Revenue R&D of Revenue Note: For a definition and reconciliation of non-GAAP operating expenses, please refer to the Appendix. Non-GAAP General & Administrative ($ millions) G&A of Revenue

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 10 2025E Guidance Guidance Year Ended December 31, 2025 ($ in thousands) 2024A Low (Estimated) High (Estimated) Revenue $316,298 $326,000 $334,000 Growth 4% 3% 6% Adj. EBITDA(1) 130,704 131,500 137,500 Growth 16% 1% 5% Margin(1) 41% 40% 41% Note: This forecasted financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this forecasted financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Adj. EBITDA is a non-GAAP measure. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 11 Appendix

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 12 Q1 2025 Performance ($ in thousands) Q1 2024A Q1 2025A Delta Consolidated Statements of Operations Data Revenue $77,816 $81,488 $3,672 Gross profit 51,743 53,765 2,022 Gross margin 66.5% 66.0% (0.5)% Net loss (5,306) (4,685) 621 Net loss margin (6.8)% (5.7)% 1.1% Non-GAAP Financial Data Adj. EBITDA(1) 31,770 34,845 3,075 Adj. EBITDA margin(1) 40.8% 42.8% 2.0% Free cash flow(2) 27,109 40,634 13,525 Free cash flow margin(2) 34.8% 49.9% 15.1% Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Adj. EBITDA is a non-GAAP measure. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of Adj. EBITDA, please refer to the Appendix. (2) Free cash flow is a non-GAAP measure. Free cash flow margin represents free cash flow as a percentage of revenues. For a definition and reconciliation of free cash flow, please refer to the Appendix.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.©2025 MERIDIA LINK, INC. ALL IGHTS RESERVED. Non-GAAP Financial Measures 13 To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Adjusted EBITDA: GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization of intangible assets, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses associated with our public offering, charges and gains in connection with litigation unrelated to our core business, expenses related to debt modification, restructuring related costs, expenses for services performed by third party consultants relating to efforts to remediate our material weakness, third party acquisition-related costs, and deferred revenue reduction from purchase accounting for acquisitions prior to 2022 prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. Deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was recognized on a straight line basis through December 31, 2023. Non-GAAP Adjusted EBITDA margin is Non-GAAP Adjusted EBITDA divided by total GAAP revenue. • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology. • Adjusted gross profit: GAAP net revenues less non-GAAP cost of revenue. Adjusted gross profit margin represents adjusted gross profit divided by total GAAP revenue. • Non-GAAP operating expenses, including non-GAAP general and administrative, research and development, and sales and marketing costs: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our public offering, charges in connection with litigation unrelated to our core business, expenses related to debt modification, expenses for services performed by third party consultants relating to efforts to remediate our material weakness, third party acquisition related costs, and depreciation and amortization of intangible assets, as applicable. • Free cash flow: GAAP cash flow provided by operating activities less GAAP purchases of property and equipment (Capital Expenditures) and GAAP capitalized software additions (Capitalized Software). Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are included in the Appendix of this presentation. No reconciliation to the most comparable GAAP measure is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 14 Financial Reconciliations ($ in thousands) 2023A 2024A Q1’24A Q1’25A Reconciliation of Net Income (Loss) to Adjusted EBITDA(1) Net loss ($42,539) ($29,772) ($5,306) ($4,685) (+) Interest expense 38,158 38,424 9,582 8,712 (+) (Benefit from) provision for income taxes3 23,943 908 32 617 (+) Depreciation & amortization of intangible assets 57,829 58,252 14,524 14,686 (+) Share-based compensation expense 31,213 51,362 7,936 12,381 (+) Employer payroll taxes on employee stock transactions 687 1,587 422 625 (+) Expenses associated with public offering – 2,114 1,389 – (+) Litigation-related charges4 – 1,692 – – (+) Expenses related to debt modification – 473 – – (+) Restructuring related costs5 3,621 4,040 3,191 – (+) Expenses associated with material weakness remediation6 – 1,347 – 2,063 (+) Acquisition related costs – 277 – 446 (+) Deferred revenue reduction from purchase accounting for acquisitions prior to 2022 78 – – – Adjusted EBITDA(1) $112,990 $130,704 $31,770 $34,845 Net loss margin (14)% (9)% (7)% (6)% Adjusted EBITDA margin(2) 37% 41% 41% 43% Non-GAAP Adjusted EBITDA(1) (1) We define Adj. EBITDA as net income (loss) before interest expense, provision for income taxes, depreciation and amortization of intangible assets, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses associated with our public offering, charges and gains in connection with litigation unrelated to our core business, expenses related to debt modification, restructuring related costs, expenses for services performed by third party consultants relating to efforts to remediate our material weakness, third party acquisition-related costs and deferred revenue reductions from purchase accounting for acquisitions (2) Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. (3) 2023 reflects the initial recording of a non-cash tax expense of $29.4M for a partial valuation allowance on certain deferred tax assets. (4) Litigation-related charges pertains to litigation settlements and related legal fees. During the year ended December 31, 2024, we incurred $1.5 million in settlements of class action lawsuits and $0.4 million related to third-party legal fees directly related to the settlements. During the year ended December 31, 2024, we recognized a $0.2 million gain on a favorable litigation settlement. The gain was recognized in interest and other income on our consolidated statements of operations. (5) Restructuring related costs for the year ended December 31, 2024 and 2023 are inclusive of net acceleration (forfeitures) of share-based compensation associated with restructuring in the amount of ($0.0 million) and ($0.7 million), respectively. Restructuring related costs for the three months ended March 31, 2024 are inclusive of forfeitures of share-based compensation associated with restructuring in the amount of $0.1 million. (6) Expenses for services performed by third party consultants related to efforts to remediate our previously identified material weakness.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. (1) Litigation-related charges pertains to litigation settlements and related legal fees. During the year ended December 31, 2024, we incurred $1.5 million in settlements of class action lawsuits and $0.4 million related to third-party legal fees directly related to the settlements. (2) Expenses for services performed by third party consultants related to efforts to remediate our previously identified material weakness. 15 Financial Reconciliations (Cont’d) ($ in thousands) 2023A 2024A Q1’24A Q1’25A Revenues, net $303,617 $316,298 $77,816 $81,488 Cost of revenue 108,491 108,528 26,073 27,723 (-) Share-based compensation expense 3,848 4,705 782 1,670 (-) Employer payroll taxes on employee stock transactions 157 277 48 112 (-) Amortization of developed technology 18,129 19,255 4,729 4,896 Non-GAAP cost of revenue 86,357 84,291 20,514 21,045 Adjusted gross profit $217,260 $232,007 $57,302 $60,443 GAAP gross margin 64% 66% 66% 66% Adjusted gross margin 72% 73% 74% 74% Adjusted Gross Profit ($ in thousands) 2023A 2024A Q1’24A Q1’25A General and administrative $92,663 $116,458 $25,179 $27,685 (-) Share-based compensation expense 16,456 29,984 4,393 5,597 (-) Employer payroll taxes on employee stock transactions 246 641 136 226 (-) Expenses associated with public offering – 2,114 1,389 – (-) Litigation-related charges(1) – 1,864 – – (-) Expenses related to debt modification – 473 – – (-) Expenses associated with the material weakness remediation(2) – 1,347 – 2,063 (-) Acquisition related costs – 277 – 446 (-) Depreciation expense 1,860 1,358 376 383 (-) Amortization of intangibles assets 37,840 37,639 9,419 9,407 Non-GAAP general and administrative $36,261 $40,761 $9,466 $9,563 GAAP general and administrative as a % of revenue 31% 37% 32% 34% Non-GAAP general and administrative as a % of revenue 12% 13% 12% 12% Non-GAAP General and Administrative Expense

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 16 Financial Reconciliations (Cont’d) ($ in thousands) 2023A 2024A Q1’24A Q1’25A Sales and marketing $35,792 $43,182 $10,536 $11,603 (-) Share-based compensation expense 3,849 7,010 1,259 2,119 (-) Employer payroll taxes on employee stock transactions 95 286 117 129 Non-GAAP sales and marketing $31,848 $35,886 $9,160 $9,355 GAAP sales and marketing as a % of revenue 12% 14% 14% 14% Non-GAAP sales and marketing as a % of revenue 10% 11% 12% 11% Non-GAAP Sales and Marketing Expense ($ in thousands) 2023A 2024A Q1’24A Q1’25A Research and development $47,517 $39,454 $9,485 $10,912 (-) Share-based compensation expense 7,060 9,663 1,502 2,995 (-) Employer payroll taxes on employee stock transactions 189 383 121 158 Non-GAAP research and development $40,268 $29,408 $7,862 $7,759 GAAP research and development as a % of revenue 16% 12% 12% 13% Non-GAAP research and development as a % of revenue 13% 9% 10% 10% Non-GAAP Research and Development Expense

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 17 Balance Sheet Highlights ($ in thousands) 2023A 2024A Q1’25A Total current assets $124,427 $138,160 $175,607 Property and equipment, net 3,337 2,167 1,893 Intangible assets, net 251,060 201,522 188,899 Goodwill 610,063 610,063 610,063 Other assets 7,364 9,421 10,496 Total assets $996,251 $961,333 $986,958 Total current liabilities $55,844 $57,029 $79,022 Long-term debt, net of debt issuance costs 420,004 464,922 463,989 Other liabilities 12,156 11,889 12,010 Total liabilities $488,004 $533,840 $555,021 Total stockholders’ equity 508,247 427,493 431,937 Total liabilities and stockholders’ equity $996,251 $961,333 $986,958

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 18 FCF & Net Leverage ($ in thousands) 2023A 2024A Q1’25A Term loan $427,388 $472,728 $471,537 (-) Debt issuance costs 3,842 4,128 3,870 (-) Cash and cash equivalents 80,441 92,765 128,895 Net Leverage $343,105 $375,835 $338,772 LTM Adjusted EBITDA 112,990 130,704 133,779 Leverage multiple 3.0x 2.9x 2.5x ($ in thousands) 2023A 2024A Q1’24A Q1’25A Net cash provided by operating activities $67,964 $77,802 $29,038 $42,350 (-) Capital expenditures 943 367 92 96 (-) Capitalized software 9,250 7,092 1,837 1,620 Non-GAAP free cash flow $57,771 $70,343 $27,109 $40,634 Net cash provided by operating activities as a % of revenue 22% 25% 37% 52% Free cash flow as a % of revenue 19% 22% 35% 50% Free Cash Flow Net Leverage

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 19 Financial Supplement Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Lending software solutions $ 185.5 $ 186.4 $ 188.1 $ 189.2 $ 191.1 $ 193.7 $ 195.5 $ 199.8 $ 204.7 Data verification software solutions $ 73.4 $ 71.3 $ 69.3 $ 68.4 $ 65.3 $ 63.6 $ 63.8 $ 64.4 $ 61.9 Total $ 258.9 $ 257.7 $ 257.4 $ 257.5 $ 256.4 $ 257.3 $ 259.3 $ 264.2 $ 266.7 Annual Recurring Revenue (ARR)¹ Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Lending software solutions 113.3% 108.9% 106.0% 101.4% 101.1% 101.9% 101.9% 104.5% 106.3% Data verification software solutions 84.0% 83.5% 84.3% 88.5% 90.3% 89.9% 92.0% 93.9% 94.5% Total 102.6% 100.0% 98.8% 97.5% 98.1% 98.6% 99.2% 101.6% 103.3% Net Retention Rate (NRR)² Organic Customer Growth Rate4 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Lending software solutions 1,603 1,594 1,588 1,567 1,555 1,544 1,531 1,520 1,520 Data verification software solutions 430 436 435 429 430 430 430 432 425 Total 2,033 2,030 2,023 1,996 1,985 1,974 1,961 1,952 1,945 Total Customer³ Count Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Lending software solutions 1.5% 0.1% (0.9)% (2.4)% (3.0)% (3.1)% (3.6)% (3.0)% (2.3)% Data verification software solutions 1.9% 2.1% 0.9% 0.5% — (1.4)% (1.1)% 0.7% (1.2)% Total 1.6% 0.5% (0.5)% (1.8)% (2.4)% (2.8)% (3.1)% (2.2)% (2.0)% (1) Annual Recurring Revenue, or ARR, is calculated as the total subscription fee revenues calculated in the latest twelve-month measurement period for those revenue-generating entities in place throughout the entire twelve-month measurement period plus the subscription fee revenues calculated on an annualized basis from new entity activations in the measurement period. (2) Net Retention Rate, or NRR, is calculated as the total ARR in the latest twelve-month period from the revenue-generating entities in place as of the prior-year period, expressed as a percentage of the total ARR for the prior-year period from the same cohort of entities. (3) Customer defined as a legal entity that has a contractual relationship with us to use our software solutions. (4) Organic Customer Growth Rate is the percentage increase in the number of total customers on the last day of the measurement period compared to the number of total customers on the day twelve months prior to the measurement date, which measures the change in total customers, net of both customer terminations and customer additions between the respective measurement periods.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.©2025 MERIDIA LINK, INC. ALL IGHTS RESERVED. InvestorRelations@MeridianLink.com 20